UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARNIVAL CORPORATION

CARNIVAL plc

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARNIVAL CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

CARNIVAL CORPORATION

ATTN: INVESTOR RELATIONS DEPARTMENT

3655 NW 87TH AVENUE

MIAMI, FL 33178-2428

Shareholder Meeting to be held on 4/15/09

Proxy Materials Available

•	Notice and Proxy Statement
•	Annual Report

PROXY MATERIALS—VIEW OR RECEIVE

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HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type: Annual
Meeting Date: 4/15/09
Meeting Time: 3:00 P.M., BST
For holders as of: 2/17/09

Meeting Location:
The Turner Sims Concert Hall University of Southampton Southampton SO17 1BJ United Kingdom

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
A vote “FOR” Proposals 1 through 11 is recommended by the Board of Directors.

1.

To vote for the election of the following nominees:

(1) Micky Arison, (2) Ambassador Richard G. Capen, Jr., (3) Robert H. Dickinson, (4) Arnold W. Donald, (5) Pier Luigi Foschi, (6) Howard S. Frank, (7) Richard J. Glasier, (8) Modesto A. Maidique, (9) Sir John Parker, (10) Peter G. Ratcliffe, (11) Stuart Subotnick, (12) Laura Weil, (13) Randall J. Weisenburger and (14) Uzi Zucker.

2.

To re-appoint PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation.

3.	To authorize the Audit Committee of Carnival plc to agree to the remuneration of the independent auditors.

4.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the financial year ended November 30, 2008.

5.	To approve the directors’ remuneration report of Carnival plc for the financial year ended November 30, 2008.

6.	To increase the amount of the authorized but unissued share capital of Carnival plc.

7.	To adopt the Amended and Restated Articles of Association of Carnival plc.

8.	To approve certain amendments to the Articles of Association of Carnival plc, to take effect from October 1, 2009.

9.	To approve the giving of authority for the allotment of new shares by Carnival plc.

10.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc.

11.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market.

12.	In their discretion, the proxies are authorized to vote upon such other business as may come before the annual meeting, or any adjournment(s) thereof.